The pro forma consolidated financial statements on the companies comprised of SGB International Holdings Inc (“SGB”), Dragon International Resources Group Co., Ltd (“HK Dragon”) and Yongding Shangzhai Coal Mine Ltd (“Yonding Shangzhai”) (collectively, the “Companies”), based on the audited financial statements of the Companies for the financial year ended March 31, 2011, are based on the following principal assumptions:

(a)	The SGB Acquisition on HK Dragon and its subsidiary occurred on March 31, 2010 for the purpose of the pro forma consolidation;

(b)	Transaction costs incurred for the acquisition are assumed to be insignificant and have been ignored for the purpose of computing the financial effects.

BALANCE SHEET
As at 31 March 2011

	Yongding Shangzhai US$	HK Dragon US$	SGB US$	TOTAL US$	Consolidation Adjustment 1	Consolidation Adjustment 2	TOTAL US$
ASSETS

Current assets:
Cash and cash equivalents	199,000	19,538	6,309	224,847			224,847
Due from a Director	-	983,516	-	983,516			983,516
Other receivables, net	284,343	-	4,647	288,990			288,990
Prepaid expenses	2,093,349	-	5,000	2,098,349			2,098,349
Total current assets	2,576,692	1,003,054	15,956	3,595,702			3,595,702

Non-current assets:
Plant and equipment, net	15,959,461	-	-	15,959,461			15,959,461
Intangible assets	345,645	-	-	345,645			345,645
Investment costs		278,013	-	278,013	(278,013)		-
Total non-current assets	16,305,106	278,013	-	16,583,119			16,305,106
Total assets	18,881,798	1,281,067	15,956	20,178,821			19,900,808

LIABILITIES AND EQUITY

Current liabilities:
Other payables and accrued liabilities	2,216,934	15,058	6,084	2,238,076			2,238,076
Due to related parties	-	-	145,053	145,053			145,053
Total current liabilities	2,216,934	15,058	151,137	2,383,129			2,383,129

Non-current liabilities:
Long term borrowings	12,567,877	-	-	12,567,877			12,567,877
Total non-current liabilities	12,567,877	-	-	12,567,877			12,567,877
Capital and reserves:
Paid-in capital	123,913	1,291,934	483,711	1,899,558	(123,913)	(1,291,934)	483,711
Additional paid-in capital	-	-	-	-		1,291,934	1,291,934
Reserves	73,191	-	-	73,191			73,191
Retained earnings/(accumulated losses)	3,798,005	(21,696)	(618,892)	3,157,417	(154,100)		3,003,317
Effect of foreign currency translation	101,878	(4,229)	-	97,649			97,649
Total equity	4,096,987	1,266,009	(135,181)	5,227,815			4,949,802

Total liabilities and stock holders' equity	18,881,798	1,281,067	15,956	20,178,821			19,900,808

PRO FORMA CONSOLIDATED INCOME STATEMENT
3 months period ended 31 March 2011

	Yongding Shangzhai US$	HK Dragon US$	SGB US$	TOTAL US$

Sales	1,937,335	-	-	1,937,335
Sales Tax	(5,938)	-	-	(5,938)
Net sales	1,931,397	-	-	1,931,397
Cost of sales	(1,292,095)	-	-	(1,292,095)
Gross profit	639,302	-	-	639,302
Selling expenses	-	-	-	-
Administrative expenses	(397,346)	(14,362)	(43,628)	(455,336)
Depreciation and amortization	(46,056)	-	-	(46,056)
Other operating expense	(2,671)	-	-	(2,671)
Profit from operations	193,229	(14,362)	(43,628)	135,239
Other income and expense	-	-	-	-
Interest expense	(580,086)	-	-	(580,086)

Profit before income tax	(386,857)	(14,362)	(43,628)	(444,847)
Income tax expense / credit	(15,477)	-	-	(15,477)
Non controlling interest
Profit after income tax before extraordinary items	(402,334)	(14,362)	(43,628)	(460,324)
Extraordinary items	-	-	-	-
Net profit for the year	(402,334)	(14,362)	(43,628)	(460,324)

Consolidation Adjustments

1)	To eliminate the HK Dragon’s investment costs in Yongding Shangzhai

Dr	Paid-in capital	$123,913
Dr	Other comprehensive expenses	154,100
Cr	Investment costs		278,013

2)	To eliminate the SGB investment costs in HK Dragon

Dr	Paid-in capital	1,291,934
Cr	Additional paid in capital		1,291,934

The pro forma consolidated financial statements on the companies comprised of SGB International Holdings Inc (“SGB”), Dragon International Resources Group Co., Ltd (“HK Dragon”) and Yongding Shangzhai Coal Mine Ltd (“Yonding Shangzhai”) (collectively, the “Companies”), based on the audited financial statements of the Companies for the financial year ended December 31, 2010, are based on the following principal assumptions:

(a)	The SGB Acquisition on HK Dragon and its subsidiary occurred on December 31, 2010 for the purpose of the pro forma consolidation;

(b)	Transaction costs incurred for the acquisition are assumed to be insignificant and have been ignored for the purpose of computing the financial effects.

BALANCE SHEET
As at 31 December 2010

	Yongding Shangzhai US$	HK Dragon US$	SGB US$	TOTAL US$	Consolidation Adjustment 1	Consolidation Adjustment 2	TOTAL US$
ASSETS

Current assets:
Cash and cash equivalents	526,564	1,530	6,526	534,620			534,620
Due from a Director	-	1,287,858	-	1,287,858			1,287,858
Other receivables, net	232,802	-	4,633	237,435			237,435
Prepaid expenses	2,065,542	-	5,001	2,070,543			2,070,543
Total current assets	2,824,908	1,289,388	16,160	4,130,456			4,130,456

Non-current assets:
Plant and equipment, net	15,056,286	-	-	15,056,286			15,056,286
Intangible assets	358,742	-	-	358,742			358,742
Investment costs		-	-	-			-
Total non-current assets	15,415,028	-	-	15,415,028			15,415,028
Total assets	18,239,936	1,287,858	16,160	19,545,484			19,545,484

LIABILITIES AND EQUITY

Current liabilities:
Other payables and accrued liabilities	2,290,552	8,853	1,479	2,300,884			2,300,884
Due to related parties	-	-	275,625	275,625			275,625
Total current liabilities	2,290,552	8,853	277,104	2,576,509			2,576,509

Non-current liabilities:
Long term borrowings	11,495,312	-	-	11,495,312			11,495,312
Total non-current liabilities	11,495,312	-	-	11,495,312			11,495,312
Capital and reserves:
Paid-in capital	123,913	1,291,934	197,797	1,613,644	(123,913)	(1,291,934)	197,797
Additional paid-in capital			-	-		1,291,934	1,291,934
Reserves	73,191	-	-	73,191			73,191
Retained earnings/(accumulated losses)	4,200,339	(7,334)	(458,741)	3,734,264	123,913		3,858,177
Effect of foreign currency translation	56,629	(4,065)		52,564			52,564
Total equity	4,454,072	1,280,535	(260,944)	5,473,663			5,473,663

Total liabilities and stock holders' equity	18,239,936	1,289,388	16,160	19,545,484			19,545,484

Consolidation Adjustments

1)	To eliminate Yongding Shangzhai’s paid-in capital

Dr	Paid-in capital	$123,913
Cr	Retained Earnings		123,913

2)	To eliminate the SGB investment costs in HK Dragon

Dr	Paid-in capital	1,291,934
Cr	Additional paid-in capital		1,291,934

PRO FORMA CONSOLIDATED INCOME STATEMENT
Year ended 31 December 2010

	Yongding Shangzhai US$	HK Dragon US$	SGB US$	TOTAL US$

Sales	13,666,807	-	-	13,666,807
Sales Tax	(49,037)	-	-	(49,037)
Net sales	13,617,770	-	-	13,617,770
Cost of sales	(6,702,426)	-	-	(6,702,426)
Gross profit	6,915,344	-	-	6,915,344
Selling expenses	(570)	-	-	(570)
Administrative expenses	(1,912,758)	(7,334)	(164,421)	(2,084,513)
Depreciation and amortization	(120,889)	-	-	(120,889)
Other operating expense	(343,427)	-	-	(343,427)
Profit from operations	4,537,700	(7,334)	(164,421)	4,365,945
Other income and expense	42,196	-	-	42,196
Interest expense	(1,434,697)	-	-	(1,434,697)

Profit before income tax	3,145,199	(7,334)	(164,421)	2,973,444
Income tax expense / credit	(127,822)			(127,822)
Non controlling interest
Profit after income tax before extraordinary items	3,017,377	(7,334)	(164,421)	2,845,622
Extraordinary items	-	-	-	-
Net profit for the year	3,017,377	(7,334)	(164,421)	2,845,622

Other comprehensive income
- Effects of foreign currency conversion	92,929	(4,065)	-	88,864

Comprehensive income	3,110,306	(11,399)	(164,421)	2,934,486